Exhibit 99.(e)(1)(b)

SCHEDULE A

(as of April 30, 2026)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2026 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCQ)	04/30/27
Invesco BulletShares 2026 High Yield Corporate Bond ETF	06/14/2018	8/9/2018	The Nasdaq Stock Market (BSJQ)	04/30/27
Invesco BulletShares 2026 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMQ)	04/30/27
Invesco BulletShares 2027 Corporate Bond ETF	12/19/2017	4/6/2018	The Nasdaq Stock Market (BSCR)	04/30/27
Invesco BulletShares 2027 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMR)	04/30/27
Invesco BulletShares 2027 High Yield Corporate Bond ETF	06/20/2019	9/12/2019	The Nasdaq Stock Market (BSJR)	04/30/27
Invesco BulletShares 2027 Treasury Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSGR)	04/30/27
Invesco BulletShares 2028 Corporate Bond ETF	06/14/2018	8/9/2018	The Nasdaq Stock Market (BSCS)	04/30/27
Invesco BulletShares 2028 High Yield Corporate Bond ETF	06/25/2020	9/16/2020	The Nasdaq Stock Market (BSJS)	04/30/27
Invesco BulletShares 2028 Municipal Bond ETF	12/13/2018	9/25/2019	The Nasdaq Stock Market (BSMS)	04/30/27
Invesco BulletShares 2028 Treasury Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSTS)	04/30/27
Invesco BulletShares 2029 Corporate Bond ETF	06/20/2019	9/12/2019	NYSE Arca, Inc. (BSCT)	04/30/27
Invesco BulletShares 2029 High Yield Corporate Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSJT)	04/30/27
Invesco BulletShares 2029 Municipal Bond ETF	06/20/2019	9/25/2019	The Nasdaq Stock Market (BSMT)	04/30/27
Invesco BulletShares 2029 Treasury Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSGT)	04/30/27
Invesco BulletShares 2030 Corporate Bond ETF	06/25/2020	9/16/2020	The Nasdaq Stock Market (BSCU)	04/30/27
Invesco BulletShares 2030 High Yield Corporate Bond ETF	06/21/2022	9/8/2022	The Nasdaq Stock Market (BSJU)	04/30/27
Invesco BulletShares 2030 Municipal Bond ETF	06/20/2019	9/16/2020	The Nasdaq Stock Market (BSMU)	04/30/27
Invesco BulletShares 2030 Treasury Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSTU)	04/30/27
Invesco BulletShares 2031 Corporate Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSCV)	04/30/27

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2031 High Yield Corporate Bond ETF	06/22/2023	9/20/2023	The Nasdaq Stock Market (BSJV)	04/30/27
Invesco BulletShares 2031 Municipal Bond ETF	06/24/2021	9/15/2021	The Nasdaq Stock Market (BSMV)	04/30/27
Invesco BulletShares 2031 Treasury Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSTV)	04/30/27
Invesco BulletShares 2032 Corporate Bond ETF	06/21/2022	9/8/2022	The Nasdaq Stock Market (BSCW)	04/30/27
Invesco BulletShares 2032 High Yield Corporate Bond ETF	03/14/2024	6/12/2024	The Nasdaq Stock Market (BSJW)	04/30/27
Invesco BulletShares 2032 Municipal Bond ETF	06/21/2022	3/1/2023	The Nasdaq Stock Market (BSMW)	04/30/27
Invesco BulletShares 2033 Corporate Bond ETF	06/22/2023	9/20/2023	The Nasdaq Stock Market (BSCX)	04/30/27
Invesco BulletShares 2033 High Yield Corporate Bond ETF	03/13/2025	6/9/2025	The Nasdaq Stock Market (BSJX)	04/30/27
Invesco BulletShares 2033 Municipal Bond ETF	06/22/2023	9/20/2023	The Nasdaq Stock Market (BSSX)	04/30/27
Invesco BulletShares 2034 Corporate Bond ETF	03/14/2024	6/12/2024	The Nasdaq Stock Market (BSCY)	04/30/27
Invesco BulletShares 2034 High Yield Corporate Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSJY)	04/30/27
Invesco BulletShares 2034 Municipal Bond ETF	06/27/2024	9/11/2024	The Nasdaq Stock Market (BSMY)	04/30/27
Invesco BulletShares 2035 Corporate Bond ETF	03/13/2025	6/9/2025	The Nasdaq Stock Market (BSCZ)	04/30/27
Invesco BulletShares 2035 Municipal Bond ETF	06/25/2025	9/17/2025	The Nasdaq Stock Market (BSMZ)	04/30/27
Invesco BulletShares 2036 Corporate Bond ETF	03/19/2026	[ ]	The Nasdaq Stock Market (BSCA)	04/30/27
Invesco Bloomberg Pricing Power ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (POWA)	04/30/27
Invesco International Developed Dynamic Multifactor ETF	12/15/2020	2/24/2021	Cboe BZX Exchange, Inc. (IMFL)	04/30/27
Invesco Investment Grade Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGD)	04/30/27
Invesco RAFITM Strategic US ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (IUS)	04/30/27
Invesco Russell 1000® Dynamic Multifactor ETF	12/12/2018	5/24/2019	Cboe BZX Exchange, Inc. (OMFL)	04/30/27
Invesco Russell 2000® Dynamic Multifactor ETF	12/12/2018	5/24/2019	Cboe BZX Exchange, Inc. (OMFS)	04/30/27

Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each Fund listed on Schedule A

By:	/s/ Brian Hartigan
	Name:	Brian Hartigan
	Title:	Principal Executive Officer & President

Invesco Distributors, Inc.

By:	/s/ Nicole Filingeri
	Name:	Nicole Filingeri
	Title:	Vice President